SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                April 28, 2004
                                --------------
                                Date of Report
                       (Date of Earliest Event Reported)

                          WIZZARD SOFTWARE CORPORATION
                          ----------------------------
            (Exact Name of Registrant as Specified in its Charter)

        Colorado                  000-33381               87-0575577
        --------                  ---------               ----------
     (State or other        (Commission File No.)     (IRS Employer I.D. No.)
      Jurisdiction)

                                   424 Gold Way
                           Pittsburgh, Pennsylvania 15213
                           ------------------------------
                      (Address of Principal Executive Offices)

                                 (412) 621-0902
                                 --------------
                          Registrant's Telephone Number

                                      N/A
                                      ---
         (Former Name or Former Address if changed Since Last Report)

Item 7.  Financial Statements and Exhibits.

     (c) Exhibits.

     Exhibit No.                 Exhibit Description
     -----------                 -------------------

         99                      Press Release

     * Summaries of any exhibit are modified in their entirety by this reference to each exhibit.

Item 9.  Regulation FD Disclosure

     See Exhibit 99, Press Release dated April 28, 2004, a copy of which is attached hereto and incorporated herein by reference.




                                  SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   WIZZARD SOFTWARE CORPORATION



Date: 04/28/04                     /s/ Christopher J. Spencer
      --------                     ----------------------------
                                   Christopher J. Spencer,
                                   President, CEO and Director